SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                __________________________________

                             FORM 8-K/A

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   November 19, 1999




                   GOLD BANC CORPORATION, INC.
      (Exact name of registrant as specified in its charter)


        KANSAS              0-28936             48-1008593
(State or other    (Commission File Number)    (IRS Employer
jurisdiction of                                Identification
incorporation)                                       No.)


   11301 Nall Avenue, Leawood, Kansas                66211
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (913) 451-8050



                               None
(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     This Amendment to the Current Report on Form 8-K, dated and filed November 19, 1999, is being filed because such report was damaged in transit during the electronic filing, which resulted in the loss of certain notes to the financial information filed as Exhibit 99.1. This Amended 8-K reflects a complete copy of
Exhibit 99.1.

     On September 6, 1999 Gold Banc Corporation, Inc. ("Gold Banc") entered into an Agreement and Plan of Reorganization to acquire American Bancshares, Inc., a Florida corporation ("American"). Attached hereto as Exhibits 99.1 and 99.2 are certain financial statements of American.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

  EXHIBITS NO.        DESCRIPTION

     23.1      Consent of Independent Certified Public
               Accountants.

     99.1      American Bancshares, Inc. and Subsidiaries
               Consolidated Financial Statements for the Years
               Ended December 31, 1998, 1997 and 1996 with Report of Independent Certified Public Accountants.

     99.2 American Bancshares, Inc. and Subsidiaries Consolidated Balance Sheet as of September 30, 1999 (unaudited); Consolidated Statements of Income and Cash Flows for the Nine Months Ended September 30, 1999 and 1998 (unaudited).





                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 9, 1999.
                                        GOLD BANC CORPORATION, INC.


                                        By: /s/ J. Craig Peterson
                                            J. Craig Peterson,
                                            Chief Financial Officer